BISHOP STREET FUNDS
Hawaii Municipal Bond Fund
Supplement dated June 6, 2007
to the Prospectus and Statement of Additional Information (“SAI”)
dated April 30, 2007
This supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

1.	Effective May 14, 2007, Cristopher Borden resigned as the Portfolio Manager for the Hawaii Municipal Bond Fund. Jennifer Carias and Michael K. Hirai, CFA, now serve as Co-Portfolio Managers for the Fund. Ms. Carias’ and Mr. Hirai’s biographies are as follows:
Jennifer Carias and Michael K. Hirai, both of Bishop Street Capital Management, are Co-Portfolio Managers of the Hawaii Municipal Bond Fund and the High Grade Income Fund. Ms. Carias, serving in various capacities with the Adviser and/or its affiliates since 1971, has ten years of investment experience and holds a BA from Chaminade University. Mr. Hirai joined the Adviser in 2004 and currently serves as its President and Chief Investment Officer. With over 23 years of investment experience, Mr. Hirai last served as Chairman and Director of Fixed Income of CIC/HCM Asset Management from 2000 to 2004 and as President and Portfolio Manager with HCM Capital Management from 1990 to 2000. Mr. Hirai holds an MBA from the University of Southern California and a BBA from the University of Hawaii. Mr. Hirai holds a CFA charter and is a CPA in the State of Hawaii.
2.	On page 9 of the Prospectus and on page 25 of the SAI, the following footnote to the table describing the front-end sales charges for Class A Shares of the Hawaii Municipal Bond Fund is deleted:
“Even though you do not pay a sales charge on purchases of $1,000,000 or more, the Sponsor may pay dealers a 1% commission for these transactions.”
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
BSF-SU-011-0100